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USAA TARGET RETIREMENT FUNDS
USAA TARGET RETIREMENT INCOME FUND
USAA TARGET RETIREMENT 2020 FUND
USAA TARGET RETIREMENT 2030 FUND
USAA TARGET RETIREMENT 2040 FUND
USAA TARGET RETIREMENT 2050 FUND
SUPPLEMENT DATED OCTOBER 15, 2010
TO THE FUNDS’ PROSPECTUS
DATED MAY 1, 2010

Effective October 19, 2010, the USAA Real Return Fund’s Institutional Shares will be added to the list of underlying funds in which the Target Retirement Funds may invest. The following information has been added under the “Alternative Funds” section in the chart found on pages 48-49 of the Prospectus describing the underlying mutual funds.

Alternative Funds	Objective/Strategy
Real Return Fund	Seeks a total return that exceeds the rate of inflation over an economic cycle/principally invests in a portfolio of investments that the adviser believes will have a total return that exceeds the rate of inflation over an economic cycle.

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